UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2005

99 ¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant

99 ¢ Only Stores (the “Company”) filed a Form 8-K on September 20, 2005 (the “Form 8-K”) to announce that Deloitte & Touche LLP (“D&T”) had resigned as the Company’s independent registered public accounting firm. This Amendment to the Form 8-K is filed solely to provide a copy of the letter from D&T to the Securities and Exchange Commission, dated September 26, 2005 and received by the Company on September 27, 2005. A copy of this letter is filed herewith as Exhibit 16.1 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

( c )  Exhibits

Exhibit 16.1	Letter from Deloitte & Touche LLP to the SEC, dated September 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99 ¢ ONLY STORES

Date: September 28, 2005	By: /S/ JEFFREY KNIFFIN

Jeffrey Kniffin
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the SEC, dated September 26, 2005